Exhibit 10.1.1

Share Exchange Agreement Signature Page

IN WITNESS WHEREOF, Sunrise, Pukka and the Shareholders have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

SUNRISE U.S.A. INCORPORATED	PUKKA USA, INC.

By: /s/ Omar Barrientos Omar Barrientos, President	By: /s/ Leonard Du Charme Leonard Du Charme, CEO

SHAREHOLDERS

/s/ Leonard DuCharme Leonard DuCharme	/s/ Paul Ressler Paul Ressler

/s/ Jimmy Chan Jimmy Chan	/s/ Brian Christensen Brian Chrisensen

/s/ Naomi Coones Naomi Coones	/s/ Wayne DuCharme Wayne DuCharme

/s/ Steve Hatch Steve Hatch	/s/ Darren Jensen Darren Jensen

/s/ Anne Marie Kripaitis Anne Marie Kripaitis	/s/ Peter Kristensen Peter Kristensen

/s/ Gale Leetzow Gale Leetzow	/s/ Mark Lund Mark Lund

/s/ F. Briton McConkie, Jr. F. Briton McConkie, Jr.	/s/ Nancy Olpin Nancy Olpin

/s/ Cary Peterson Cary Peterson	/s/ William Robins William Robins

/s/ Robin Ross Robin Ross	/s/ Nancy Olpin Nancy Olpin

Kripaitis & Associates, LLC By: /s/ Ray Kripaitis Ray Kripaitis	MBA Investors, Ltd. By: /s/ Thomas Pierson Thomas Pierson

Passport Financial, LLC By: /s/ Marc Didier Marc Didier	Power Network, Inc. By: /s/ Joe V. Overcash Joe V. Overcash

Brighten Up, LLC By: /s/ Steve Wright Steve Wright	Starr Consulting, Inc. By: /s/ Daniel D. Starczewski Daniel D. Starczewski

YtK, Inc. By: /s/ Richard Muller Richard Muller